SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 11, 2006


                         INTERNATIONAL WIRE GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


            DELAWARE                    000-51043                43-1705942
  (State or Other Jurisdiction         (Commission            (I.R.S. Employer
of Incorporation or Organization)      File Number)          Identification No.)


12 MASONIC AVE., CAMDEN, NY                                   13316
(Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (315) 245-3800


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On May 11, 2006, the shareholders of International Wire Group, Inc. (the "Company") approved the International Wire Group, Inc. 2006 Management Stock Option Plan ("Management Stock Option Plan"). Subject to the adjustments described in the plan, 1,300,000 shares of common stock are available for granting under the Management Stock Option Plan. Stock options must be granted with an exercise price of no less than 100% of fair market value of the underlying stock on the date of grant and have a term no longer than 10 years. For purposes of the Management Stock Option Plan, "fair market value" shall be based on the weighted average closing price for the shares for the five business days commencing on the date of grant (or the last closing price prior to the date of grant if the stock is not traded during the 5 business day period). However, if the common stock should cease to be considered a readily tradable security, the Compensation Committee shall determine the fair market value through the reasonable application of a reasonable valuation method.

         On May 12, 2006, the Compensation Committee and the Board of Directors of the Company approved the grants of nonqualified options for 972,000 shares including the following grants to executive officers of the Company:

                                                               Number of Shares
      Name                              Title                 Subject to Options
      ----                              -----                 ------------------

Rodney D. Kent             Chief Executive Officer                 195,000

Glenn J. Holler            Senior Vice President, Chief             75,000
                           Financial Officer and Secretary

Donald F. DeKay            Vice President - Finance                 48,000

Chrysant E. Makarushka     Vice President - Purchasing and          48,000
                           Logistics

Martin G. Dew              President, IWG High Performance          48,000
                           Conductors, Inc.


The exercise price of the options is the weighted average closing price of the Company's common stock from May 12, 2006 through May 18, 2006.

         On May 11, 2006, the shareholders of the Company approved the 2006 Stock Option Plan for Nonemployee Directors ("Director Stock Option Plan"). Subject to the adjustments described in the plan, 300,000 shares of common stock are available for granting under the Director Stock Option Plan. On May 19, 2006, each nonemployee director shall receive a stock option to purchase 9,900 shares of common stock. One-third of the options will vest on May 19, 2006, with the remaining two-thirds vesting one-third on each of October 20, 2006 and October 20, 2007. Beginning on October 20, 2007 and on each anniversary thereafter, each nonemployee director shall receive a stock option to purchase 3,300 shares of common stock annually which will vest on the first anniversary of the date of grant. The Compensation Committee shall grant to any individual who becomes a new eligible director an option for the number of shares that represents 3,300 shares per year pro-rated to reflect the number of days until the next automatic option grant under the Director Stock Option Plan. Stock options will have an exercise price equal to 100% of fair market value of the underlying stock on the date of grant and have a term of 10 years. For purposes of the Director Stock Option Plan, "fair market value" shall be based on the weighted average closing price for the shares for the five business days immediately preceding the date of grant (or the last closing price prior to the date of grant if the stock was not traded during the five business day period). However, if the common stock should cease to be considered a readily tradable


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security, the Compensation Committee shall determine the fair market value through the reasonable application of a reasonable valuation method.

         On May 12, 2006, the Compensation Committee and the Board of Directors of the Company approved Amendment Number 1 to the Director Stock Option Plan. The amendment gives a nonemployee director designated by a Significant Shareholder the right to have his options granted to the Significant Shareholder or any of its affiliates. A "Significant Shareholder" is a shareholder of the Company that, together with its affiliates, owns ten percent (10%) or more of the outstanding common stock of the Company.

         Reference is made to the Company's proxy statement for the 2006 Annual Meeting for a more complete description of the Management Stock Option Plan and Director Stock Option Plan (except that the proxy statement does not include a description of Amendment Number 1 to the Director Stock Option Plan). The above descriptions of the Management Stock Option Plan and Director Stock Option Plan, as amended, do not purport to be a complete description and are qualified in their entirety by reference to the full text of the Management Stock Option Plan and Director Stock Option Plan (as amended), which are filed as exhibits to this report.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

EXHIBIT           DESCRIPTION
-------           -----------

10.1              International Wire Group, Inc. 2006 Management Stock Option
                  Plan.

10.2 International Wire Group, Inc. 2006 Stock Option Plan for Nonemployee Directors.

10.3 Amendment Number 1 to International Wire Group, Inc. 2006 Stock Option Plan for Nonemployee Directors.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                      INTERNATIONAL WIRE GROUP, INC.

Date: May 17, 2006                    By: /s/ Rodney D. Kent
                                          -----------------------------------
                                          Name: Rodney D. Kent
                                          Title: Chief Executive Officer





















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                                  EXHIBIT INDEX

EXHIBIT           DESCRIPTION
-------           -----------

10.1              International Wire Group, Inc. 2006 Management Stock Option
                  Plan.

10.2 International Wire Group, Inc. 2006 Stock Option Plan for Nonemployee Directors.

10.3 Amendment Number 1 to International Wire Group, Inc. 2006 Stock Option Plan for Nonemployee Directors.




















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